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                                                                   EXHIBIT 10.10

                           SYNERGIS TECHNOLOGIES, INC.

                          REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement dated as of __________, 1997 (this "Agreement") among SYNERGIS TECHNOLOGIES, INC., an Ohio corporation (the "Company"), and the persons executing a counterpart of this Agreement listed as Holders on the signature pages of this Agreement.

                              PRELIMINARY STATEMENT

      The Company and each of certain companies have entered into an Agreement and Plan of Merger and Reorganization of even date herewith (the "Merger Agreement") pursuant to which the Company has agreed to acquire or merge with such companies. The acquisitions or mergers shall take place concurrently with the execution of this Agreement, the consideration for such acquisitions and mergers being cash, common stock of the Company, or a combination thereof.

      In consideration of the mutual representations and agreements set forth in this Agreement, the Company and the Holders agree as follows:

                                    AGREEMENT

      SECTION 1. DEFINITIONS.

      1.1 As used in this Agreement, the following terms shall have the following meanings:

            "AFFILIATE" means any entity controlling, controlled by or under common control with a designated person. For the purposes of this definition, "control" shall have the meaning specified as of the date of this Agreement for that word in Rule 405 promulgated by the Securities and Exchange Commission under the Securities Act.

            "BOARD" means the Board of Directors of the Company.

            "COMMISSION" means the Securities and Exchange Commission, and any successor thereto.

            "COMMON" means the Company's Common Stock, without par value including any Common issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect thereto, or in exchange for or in replacement thereof.
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            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            "HOLDERS" means holders of outstanding Common who are (a) persons executing a counterpart of this Agreement listed as Holders on the signature pages of this Agreement, or (b) any subsequent legal or beneficial owner of Common who has become a party to this Agreement in accordance with Section 12 of this Agreement.

            "REGISTRABLE COMMON" means the shares of Common owned by Holders and which are entitled to registration hereunder.

            "RULE 144" means Rule 144 promulgated by the Securities and Exchange Commission under the Exchange Act, as such rule may be amended from time to time, or any successor rule thereto.

            "SECURITIES" means any debt or equity securities of the Company, whether now or hereafter authorized, and any instrument convertible into, or exercisable or exchangeable for, Securities or a Security.

            "SECURITIES ACT" means the Securities Act of 1933, as amended prior to or after the date of this Agreement, or any federal statute or statutes which shall be enacted to take the place of such Act, together with all rules and regulations promulgated thereunder.

      SECTION 2. REGISTRATION.

      2.1 Beginning nine months after the date of this Agreement, by a written notice to the Company, one or more Holders of the Registrable Common issued and issuable may from time to time demand that the Company register up to 50% of the Registrable Common held by such Holder or Holders as specified in the notice, under the Securities Act and under other relevant securities laws, for disposition in accordance with methods stated in the notice.

      2.2 Beginning 21 months after the date of this Agreement, by a written notice to the Company, one or more Holders of the Registrable Common issued and issuable may from time to time demand that the Company register up to 100% of the Registrable Common held by such Holder or Holders as specified in the notice, under the Securities Act and under other relevant securities laws, for disposition in accordance with methods stated in the notice.

      2.3 When it receives a registration notice under Sections 2.1 or 2.2, the Company shall promptly deliver a copy of the registration notice to each Holder of Registrable Common who is not a party to the registration notice, each of whom may then specify, by notice to the Company within 10 days after receipt by such Holder of such registration notice from the Company, a number of shares of Registrable Common held by or issuable to it which it wishes to include in any registration pursuant to the registration notice under Sections 2.1 or 2.2; provided, however, that if the
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registration notice so delivered to such Holder was delivered to the Company under Section 2.1, such Holder may not elect to include more than 50% of such Holder's shares of Registrable Common. Failure by any Holder to provide notice to the Company within the time specified in this Section 2.3 shall be deemed to mean that such Holder has elected not to participate in the registration pursuant to such registration notice.

      2.4 When it receives a registration notice under Sections 2.1 or 2.2, and provided that the reasonably anticipated price to the public of the Common proposed to the registered would total more than $500,000, the Company shall use its best efforts in good faith to effect the registration under the Securities Act and under other relevant securities laws of Registrable Common specified in the registration notice under Sections 2.1 or 2.2 and subsequent notices under
Section 2.3 which is not then freely transferable under the provisions of subsection (k) of Rule 144, all to the extent requisite to permit disposition by such Holders in accordance with the intended methods of disposition described in the registration notice. Provided that the Company receives a registration notice under Section 2.1 at least 60 days prior to the date of the first anniversary of this Agreement, or under Section 2.2 at least 60 days prior to the date of the second anniversary of this Agreement, the Company shall use its best efforts in good faith to cause the registration statement filed in connection therewith to become effective upon the date of such first anniversary or second anniversary, as applicable, or as soon as practicable thereafter.

      SECTION 3. INCIDENTAL REGISTRATION. Each time the Company proposes to register any of its Securities under the Securities Act in connection with an underwritten offering thereof, it will give at least 60 days' advance written notice of its intention to do so to each Holder. Each Holder may then specify, by notice to the Company within 10 days after receipt by such Holder of such registration notice from the Company, a number of shares of Common held by it which it wishes to include in the Company's proposed registration. Subject to the market cutback limitations of Section 8, the Company will use its best efforts in good faith to effect the registration under the Securities Act of Common specified by Holders under this Section 3 which is not then freely transferable. Failure by any Holder to provide notice to the Company within the time specified in this Section 3 shall be deemed to mean that such Holder has elected not to participate in the Registration pursuant to such registration notice.

      SECTION 4. LIMITATIONS ON REGISTRATION RIGHTS. Notwithstanding any contrary provision of this Agreement:

            (a) the Company shall not be required to effect more than two registrations pursuant to Section 2; and

            (b) Section 3 shall not apply to a registration effected solely to implement an employee benefit plan or to any other form or type of registration which does not permit inclusion of Common pursuant to Commission rule or practice; and


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            (c) notwithstanding any contrary provision of this Agreement, the rights to registration granted under this Agreement shall terminate as to any particular Registrable Common when such Registrable Common shall have been (i) effectively registered under the Securities Act and sold by the holder thereof in accordance with such registration, or (ii) sold to the public pursuant to Rule 144 of the Commission, or any successor rule.


      SECTION 5. REGISTRATION PROCEDURES.

      5.1 Whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any Common under the Securities Act and under other relevant securities laws, the Company will, as expeditiously as possible:

            (a) in the case of a registration required under Section 2, engage the underwriters designated by the Holders giving notice under Section 2.1 subject to the terms and conditions of Section 12;

            (b) before filing each registration statement or prospectus or amendment or supplement thereto with the Commission, furnish counsel for the sellers with copies of all such documents proposed to be filed which shall be subject to the reasonable approval of such counsel;

            (c) prepare and file with the Commission a registration statement with respect to such Common and use its best efforts in good faith to cause such registration statement to become and remain effective for the period provided in Section 5.2;

            (d) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Common covered by such registration statement in accordance with the intended methods of disposition set forth in such registration statement;

            (e) prepare and promptly file with the Commission, and notify each seller of such Common immediately after the filing of, such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, during such periods a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances in which they were made, not misleading, and notify each seller immediately after its discovery of such event;


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            (f) furnish to the underwriters and each seller of such Common such numbers of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such underwriters or seller may reasonably request in order to facilitate the disposition of the Common subject to such registration statement in accordance with such registration statement;

            (g) use its best efforts in good faith to register or qualify any Common covered by such registration statement under the securities or blue sky laws of such jurisdictions within the United States of America as any seller or the underwriters reasonably request, and to take any other acts which any seller or the underwriters may reasonably request under such securities or blue sky laws to enable the consummation of the disposition in such jurisdictions of such Common (provided, however, that the Company may not be required under this Agreement (i) to qualify generally to do business as a foreign corporation in any jurisdiction in which it would not otherwise be required to qualify, or (ii) to subject itself to taxation in any such jurisdiction, or (iii) to consent to general service of process in any such jurisdiction);

            (h) provide a transfer agent and registrar for all Common sold under the registration not later than the effective date of the registration statement;

            (i) cause all Common sold under the registration to be listed on each securities exchange or to be qualified and eligible for trading in any automated quotation system, if any, on which similar securities issued by the Company are then listed or traded or, if no such listing or qualification has then occurred, to cause such Securities to be so listed or qualified on an exchange or in a trading system that is reasonably acceptable to the Holders of Common being sold;

            (j) enter into such customary agreements (including underwriting agreements in customary form), as the Holders of more than 50% of the Common being sold reasonably request in order to expedite or facilitate the disposition of such Common (including, without limitation, effecting a stock split or a combination of shares);

            (k) furnished to each prospective seller a signed counterpart, addressed to the prospective sellers, of (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and (ii) a "comfort" letter, if any, signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the "comfort" letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of issuer's counsel and in "comfort" letters delivered to the underwriters in underwritten public offerings of securities;


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            (l) advise each seller of Common, immediately after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

            (m) make available for inspection by the sellers of Common, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller or underwriter in connection with such registration statement, all subject to such limitations as the Company reasonably deems appropriate in order to protect the Company's confidential or proprietary information; and

            (n) notify each Holder of Registrable Common covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

      5.2 Notwithstanding any contrary provision of this Section 5, the Company shall not be required to use its best efforts to maintain the effectiveness of any registration statement for a period in excess of 180 days or until the sellers have sold or otherwise disposed of their Registrable Common registered under such registration statement, whichever is earlier; provided, however, that
(i) such 180-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter participating in any distribution pursuant thereto; and (ii) in the case of any registration of any Registrable Common on Form S-3 which are intended to be offered on a continuous or delayed basis, such 180-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Common are sold, provided that Rule 415, or any successor rule under the Act, permit an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement.

      5.3 It shall be a condition precedent to the inclusion of the Common of any Holder in a registration effected pursuant to this Agreement that such Holder shall (a) furnish to the Company such information regarding such Holder, the Common of such Holder to be registered and the intended method of disposition of such Common, and (b) execute such indemnities, underwriting


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agreements and other documents, as the Company shall reasonably request in order to satisfy the requirements applicable to such registration.

      SECTION 6. EXPENSES. The Company shall pay all expenses incurred in effecting the two registrations of Common provided for in Section 2 of this, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of a single counsel for the sellers selected by the Holders of more than 50% of the Common subject to such registration, fees and underwriting expenses (other than discounts and commissions), expenses of any audits incident to or required by any such registration, fees and disbursements of all independent certified public accounts (including the expenses relating to the preparation and delivery of any special audit or "comfort" letters incident to such registration) and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 5.1(g) of this Agreement. Except as the Company and any sellers of securities in a registration may otherwise agree, all expenses incurred due to any Holder's participation in any registrations provided for in Section 3 of this Agreement shall be paid by the sellers and all other persons whose securities are included in such registration, including the Company if it shall be such a person, pro rata in accordance with the offering price to the public of the securities of each such or other person so included.


      SECTION 7. INDEMNIFICATION.

      7.1 In the event of any registration of any of its Registrable Common under the Securities Act pursuant to this Agreement, the Company agrees, to the extent permitted by law, to indemnify and hold harmless each seller of Common, and each Affiliate of such seller, against any losses, claims, damages or liabilities, joint or several, arising out of or based upon:

            (1) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any summary prospectus contained therein or any Securities being registered or any amendment or supplement thereto, or

            (2) any alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading,

except insofar as any such loss, claim, damage or liability is:

            (a) caused by or contained in any information furnished in writing to the Company by such seller expressly for use in connection with such registration, or

            (b) caused by or contained in such statements, or caused by such omissions, based upon the authority of an expert as defined in the Securities Act (but only if the


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      Company had no ground to believe, and did not believe, that the statements made on the authority of an expert were untrue or that there was an omission to state a material fact), or

            (c) caused by the use of a prospectus or preliminary prospectus or any amendment or supplement thereto after receipt of notice from the Company that it should no longer be used.

In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each person who controls (within the meaning of the Securities Act) such underwriters to the same extent as provided above with respect to the sellers of Common. The Company shall reimburse each person indemnified pursuant to this Section 7.1 in connection with investigating or defending any loss, claim, damage, liability or action indemnified against. The reimbursements required by this Section 7.1 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred. The indemnities provided pursuant to this Section 7.1 shall remain in force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive transfer of Common by a seller.


      7.2 In the event of any registration of any Common under the Securities Act pursuant to this Agreement, each Holder agrees to furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any registration statement or prospectus in connection with the registration or any amendment or supplement thereto.

      7.3 To the extent permitted by law, and subject to the limitation set forth in the last sentence of this Section 7.3, each Holder which is a seller of Registrable Common in a registration pursuant to this Agreement agrees severally and not jointly to indemnify and hold harmless the Company, its directors and officers, each other seller of securities in such registration, each Affiliate of each such other seller, and each Affiliate of the Company, against (a) any losses, claims, damages or liabilities, joint or several, arising out of or based upon:

            (1) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any summary prospectus contained therein, or any Securities being registered, or any amendment or supplement thereto, or

            (2) any alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading,

but only insofar as any such loss, claim, damage or liability is caused by or contained in any information furnished in writing to the Company by the indemnifying seller expressly for use in connection with such registration, and excluding any such loss, claim, damage or liability which is caused by or contained in such statements, or caused by such omissions, based upon the authority of an expert as defined in the Securities Act (but only if the indemnifying seller had no ground to


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believe, and did not believe, that the statements made on the authority of an expert were untrue or that there was an omission to state a material fact), and
(b) any losses, claims, damages or liabilities, joint or several, arising out of or based upon any failure by such seller to deliver a copy of the registration statement or prospectus or any amendment or supplement thereto as required by the Securities Act or the rules or regulations thereunder. In connection with an underwritten offering each seller will indemnify such underwriters, their officers and directors and each person who controls (within the meaning of the Securities Act) such underwriters to the same extent as provided above with respect to the Company and other sellers. Each seller shall reimburse each person indemnified pursuant to this Section 7.3 in connection with investigating or defending any loss, claim, damage, liability or action indemnified against. The indemnities provided pursuant to this Section 7.3 shall remain in force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive transfer of Common by an indemnifying seller, and transfer of other securities by any other indemnified seller.


      7.4 Indemnification similar to that specified in Sections 7.1 and 7.3 (with such modifications as shall be appropriate) shall be given by the Company and each Holder of any Common covered by any registration or other qualification of Securities under any federal or state securities law or regulation other than the Securities Act with respect to any such registration or other qualification effected pursuant to this Agreement.

      7.5 Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to investigate and defend any such action; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by such indemnified party or parties, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.

      SECTION 8. MARKETING RESTRICTIONS.

      8.1 If:

            A. a registration is to be made pursuant to a registration notice under Section 2 of this Agreement, and


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            B. the offering proposed to be made by the Holder or Holders for whom such registration is to be made is to be an underwritten public offering, and

            C. the managing underwriters of such public offering furnish a written opinion that the total amount of Securities to be included in such offering would exceed the maximum number of shares of Common (as specified in such opinion) which can be marketed at a price reasonably related to the current market value of such Common and without otherwise materially and adversely affecting such offering, then the rights of the Holders for whom such registration is to be made, of the other Holders, of the holders of other Securities having the right to include Common in such registration and of the Company to participate in such offering shall be in the following order of priority:


            First: the Holders for whom such registration is to be made shall be entitled to participate in such offering to the extent of such maximum number of shares of Common which the managing underwriter desires to include in such offering, or of the aggregate number of shares of Common that all such Holders for whom such registration is to be made shall have requested be registered, whichever is less, pro rata among themselves in accordance with the number of shares of Common which each such Holder for whom such registration is to be made shall have requested be registered; and then

            Second: if such maximum number of shares of Common which the managing underwriter desires to include in such offering exceeds the aggregate number of shares of Common that all such Holders for whom such registration is to be made shall have requested be registered, the Company, all other Holders, and all holders of other Securities having the right to include such Securities in such registration shall be entitled to participate pro rata in accordance with the number of shares proposed to be registered by each of them;

and no Securities (issued or unissued) other than those registered and included in the underwritten offering shall be offered for sale or other disposition in a transaction which would require registration under the Securities Act until the expiration of 180 days after the effective date of the registration statement filed in connection with such registration or such earlier time consented to by the managing underwriter.

      8.2 If:

            A. any Holder of Common requests registration of Common under
      Section 3 of this Agreement, and

            B. the offering proposed to be made is to be an underwritten public offering, and

            C. the managing underwriters of such public offering furnish a written opinion that the total amount of securities to be included in such offering would exceed the maximum


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      amount of Securities (as specified in such opinion) which can be marketed at a price reasonably related to the then current market value of such Securities and without materially and adversely affecting such offering,

then the rights of the Holders, of the holders of other Securities having the right to include such Securities in such registration and of the Company to participate in such offering shall be in the following order of priority:

            First: the person or persons (including the Company in the case of a primary offering) requesting such registration shall be entitled to participate in accordance with the relative priorities, if any, that shall exist among them; and then


            Second: the Holders shall be entitled to participate in such offering pro rata among themselves in accordance with the number of shares of Common which each Holder shall have requested be registered; and then

            Third: all other holders (including the Company, if such registration shall have been requested by a person other than the Company) of Securities having the right to include such Securities in such registration shall be entitled to participate pro rata in accordance with the number of shares proposed to be registered by each of them;

and no Securities (issued or unissued) other than those registered and included in the underwritten offering shall be offered for sale or other disposition in a transaction which would require registration under the Securities Act until the expiration of 180 days after the effective date of the registration statement filed in connection with such registration or such earlier time consented to by the managing underwriter.

      8.3 In connection with any offering involving an underwriting of Common pursuant to Section 3 of this Agreement, the Company shall not be required to include any of the Common of a Holder in such offering unless such Holder agrees to the terms of the underwriting agreed to between the Company and the underwriter or underwriters selected by the Company.

      SECTION 9. LOCKUP AGREEMENT. Each Holder agrees in connection with any registration of any of the Company's Securities that, upon the request of the Company or the underwriters managing any underwritten offering of the Company's Securities, he, she or it will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Securities of the Company (other than the Securities included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as the Company or the underwriters may specify; provided however, that the provisions of this Section 9 shall not apply to any Securities which the Holder thereof requested to be included with such registration but which were specifically excluded therefrom pursuant to the cutback limitations of
Section 8 hereof.


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      SECTION 10. COMPLIANCE WITH RULE 144. In the event that the Company (a)
registers a class of securities under Section 12 of the Exchange Act, (b) issues an offering circular meeting the requirements of Regulation A under the Securities Act or (c) commences to file reports under Section 13 or 15(d) of the Exchange Act, then at the request of any Holder who proposes to sell securities in compliance with Rule 144 of the Commission, the Company shall

            (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offer of its securities to the general public;


            (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

            (c) furnish to any Holder, so long as the Holder owns any Registrable Common, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualified as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualified), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

      SECTION 11. ASSIGNABILITY OF REGISTRATION RIGHTS. The rights set forth in this Agreement shall accrue to each subsequent Holder of Common who shall have executed a written consent agreeing to be bound by the terms and conditions of this Agreement as a party to this Agreement.

      SECTION 12. DESIGNATION OF UNDERWRITER. In the case of any registration effected pursuant to Section 2, the managing underwriters and any other investment banking advisers to the Company shall be selected by Holders of not less than 50% of the Common, and shall be reasonably acceptable to the Company.

      SECTION 13. GRANT OF SUBSEQUENT REGISTRATION RIGHTS. The Company may grant registration rights to subsequent investors in the Company only if such rights are subordinate to the rights of the Holders pursuant to this Agreement or the Holders' rights pursuant to this Agreement are waived pursuant to Section 14 of this Agreement.

      SECTION 14. MISCELLANEOUS.


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      14.1  AMENDMENT.  Any  provision of this  Agreement  may be amended by a written agreement signed by all of the following:

            (a) the Company, and

            (b) the Holders of Common equivalent to more than 75% of the Registrable Common.

      14.2 SEVERABILITY. In the event that any court or any governmental authority or agency declares all or any part of any Section of this Agreement to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any other Section of this Agreement, and in the event that only a portion of any Section is so declared to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate the balance of such Section.


      14.3 SUCCESSORS AND ASSIGNS. This Agreement is binding upon and inures to the benefit of the Company, its successors and assigns, and the Holders. their successors and assigns, heirs, and legal representatives.

      14.4 NOTICES. All communications in connection with this Agreement shall be in writing and shall be deemed properly given if hand delivered or sent by overnight courier with adequate evidence of delivery or sent by registered or certified mail, return receipt requested, at the last known address of record for the Holders or the Company or such other addresses or persons as the recipient shall have designated to the sender by a written notice given in accordance with this Section. Any notice called for hereunder shall be deemed given when received.

      14.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio applicable to agreements between Ohio residents entered into and to be performed entirely within Ohio.

      14.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each which shall be deemed an original but all of which shall together constitute one and the same instrument. A written consent executed pursuant to Section 12 of this Agreement shall be deemed to be part of, and constitute a counterpart of, this Agreement.

      14.7 HEADINGS. The headings used herein are solely for the conveyance of the parties and shall not serve to modify or interpret the text of the Sections at the beginning of which they appear.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day first above written.

The Company:                              SYNERGIS TECHNOLOGIES, INC.,
                                                AN OHIO CORPORATION


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                                          By:
                                             ----------------------------------

                                          Its:
                                              ---------------------------------
Holders:
                                          -------------------------------------

                                          -------------------------------------

                                          -------------------------------------

                                          -------------------------------------


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